Exhibit 99.2

1 Acquisition of Cynosure February 14, 2017

2 This news release contains forward-looking information that involves risks and uncertainties, including statements about each company’s plans, objectives, expectations and intentions. Such statements include, without limitation: financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; each company’s strategies, positioning, resources, capabilities, and expectations for future performance; and each company’s outlook and financial and other guidance. These forward-looking statements are based upon assumptions made as of this date and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Risks and uncertainties that could adversely affect the either company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, include without limitation: the possibility that the anticipated benefits from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Cynosure’s operations with those of Hologic will be greater than expected; the ability of the combined company to retain and hire key personnel; the ability of the parties to timely and successfully receive required regulatory approvals; the effect of the continuing worldwide macroeconomic uncertainty, including the UK’s decision to leave the European Union, on each company’s business and results of operations; the coverage and reimbursement decisions of third-party payors and the guidelines, recommendations, and studies published by various organizations relating to the use of products and treatments; the uncertainty of the impact of cost containment efforts and federal healthcare reform legislation on each company’s business and results of operations; the impact to Hologic’s results of operations from the disposal of its blood screening business to Grifols, and the operational challenges of separating this business unit from Hologic’s molecular diagnostics business; the ability to successfully manage ongoing organizational and strategic changes, including Hologic’s ability to attract, motivate and retain key employees; the impact and anticipated benefits of completed acquisitions and acquisitions Hologic may complete in the future; the ability to consolidate certain of Hologic’s manufacturing and other operations on a timely basis and within budget, without disrupting Hologic’s business and to achieve anticipated cost synergies related to such actions; the development of new competitive technologies and products; regulatory approvals and clearances for products; production schedules for products; the anticipated development of markets in which products are sold into and the success of products in these markets; the anticipated performance and benefits of products; business strategies; estimated asset and liability values; the impact and costs and expenses of any litigation the companies may be subject to now or in the future; compliance with covenants contained in Hologic’s debt agreements; anticipated trends relating to Hologic’s financial condition or results of operations, including the impact of interest rate and foreign currency exchange fluctuations; and Hologic’s capital resources and the adequacy thereof. The risks included above are not exhaustive. Other factors that could adversely affect each company’s business and prospects are described in the filings made by the applicable company with the SEC. Hologic and Cynosure expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based. Hologic, Aptima, Aptima Combo 2, Genius, Horizon, MyoSure, NovaSure, Panther, Selenia, The Science of Sure, ThinPrep and Tigris are trademarks and/or registered trademarks of Hologic, Inc. and/or its subsidiaries in the United States and/or other countries. Cynosure, SculpSure, Cellulaze, Precision TX, PicoSure, SmartSkin and associated logos are trademarks and/or registered trademarks of Cynosure, Inc. Forward-Looking Statements

3 The tender offer for the outstanding shares of Cynosure referenced in this document has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Hologic and its subsidiary will file with the Securities and Exchange Commission (“SEC”). At the time the tender offer is commenced, Hologic and its subsidiary will file tender offer materials on Schedule TO, and thereafter Cynosure will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF SHARES OF Cynosure E COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF Cynosure COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of Cynosure common stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies of the tender offer materials may be obtained for free by contacting Hologic, Inc. at 250 Campus Drive, Marlborough, MA 01752, Attention: Investor Relations. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Hologic and Cynosure file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Hologic or Cynosure at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Hologic’s and Cynosure’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC's website at www.sec.gov. Additional Information and Where to Find It

4 Hologic has presented the following non-GAAP financial measures in this presentation: constant currency revenues; non-GAAP gross profit; non-GAAP gross margin; non-GAAP operating expenses; non-GAAP income from operations; non-GAAP operating margin; non-GAAP interest expense; non-GAAP pre-tax income; non-GAAP net margin; non-GAAP net income; non-GAAP diluted EPS; and adjusted EBITDA. Constant currency presentations show reported current period operating results as if the foreign exchange rates remain the same as those in effect in the comparable prior year period. The Company defines its non-GAAP net income, EPS, and other non-GAAP financial measures to exclude, as applicable: (i) the amortization of intangible assets and impairment of goodwill and intangible assets; (ii) additional depreciation expense from acquired fixed assets and accelerated depreciation related to consolidation and closure of facilities ; (iii) non-cash interest expense related to amortization of the debt discount from the equity conversion option of the convertible notes; (iv) restructuring and divestiture charges and facility closure and consolidation charges; (v) debt extinguishment losses and related transaction costs; (vi) the unrealized (gains) losses on the mark-to-market of forward foreign currency contracts for which the Company has not elected hedge accounting; (vii) litigation settlement charges (benefits); (viii) other-than-temporary impairment losses on investments and realized gains and (losses) resulting from the sale of investments; (ix) other one-time, non-recurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results as detailed in our reconciliations of such adjustments; and (x) income taxes related to such adjustments. The Company defines adjusted EBITDA as its non-GAAP net income excluding the impact of net interest expense, income taxes, and depreciation and amortization expense included in its non-GAAP net income. The Company defines ROIC as its non-GAAP net operating profit after tax on a trailing twelve month basis divided by the sum of average net debt and average stockholders’ equity as of the beginning and end of the period. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this presentation adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of Hologic’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting Hologic’s business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the company’s reported results of operations, management strongly encourages investors to review the company’s consolidated financial statements and publicly filed reports in their entirety. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the tables accompanying this presentation. Non-GAAP Financial Measures

5 Acquiring Cynosure, a leader in medical aesthetic systems and technologies, for $66.00/share or enterprise value of $1.44 billion Benefits Provides Hologic entry into $2+ billion adjacent market with expected double-digit growth Non-Invasive body contouring is the fastest growing segment Complements Hologic’s strong position in the OB/GYN and women’s health channels 60% of Cynosure’s business is outside of traditional dermatologists and plastic surgeons Broadens R&D portfolio and expands into emerging technologies Accelerates top- and bottom-line growth rates Delivers compelling financial benefits Immediately accretive to Hologic’s non-GAAP EPS High-single-digit ROIC by year 5 Transaction expected to be fully funded with cash on hand Transaction expected to close late March or April of 2017 Transaction Highlights / Strategic Rationale

Cynosure is a premium and unique asset in the aesthetics space – with high growth, leadership brands, and broadest portfolio among peers #1 overall market share leader with key positions in fastest growing categories 60% of Cynosure’s business is “non-core” or outside of dermatologists and plastic surgeons Founded in 1991; located in Westford, MA 6 Business Overview Geographic Split (2016) Market Segments North America: 68% Rest of World: 32% 2013 – 2016 CAGR: 24% Historical Revenue ($MM) Direct sales in 12 countries International distribution spans 120 countries A Market Leader Body Contouring Skin Revitalization/Tattoo Hair Removal Women’s Health $226 $292 $340 $434 $- $100 $200 $300 $400 $500 2013 2014 2015 2016

CYNOSURE Portfolio

~82% Products, ~18% Services / Consumables / Other

Body Contouring

Non-Invasive Fat Body Contouring



SculpSure
Diode Laser

Cellulite Reduction



Cellulaze

Pellefirm RF Body

Skin Tightening



Precision TX
MIS face and neck

Assisted Liposuction

SmartLipo
MIS Laser

Additional Technologies

Women's Health



Mona Lisa Touch
Fractional CO_2 laser

Tattoo & Pigmented Lesions



PicoSure
Picosecond laser

RevLite, Medlite, Apogee
Q-switched laser

Hair Removal and Other Skin Devices

Vectus
Elite
Apogee
Emerge

Cynergy
Pellefirm RF Wrinkles
PinPointe Foot Laser

Skin Resurfacing

SmartSkin

Note: MIS refers to Minimally Invasive Surgery

HOLOGIC 7

Preference for non-invasive procedures that avoid anesthesia, surgery and downtime Aging population Rising obesity rates Cadence of improved innovation and demonstrated clinical results driving demand Availability of disposable income for cosmetic procedures Changing dynamic for doctors, leading to a focus on patient self / cash-pay procedures to diversify from reimbursement risk Aesthetics Sector Overview 11% CAGR +8% +6% +18% Global Sector Size and Growth Key Segment Drivers 8 $2.2B $3.4B Body Contouring is the Fastest-Growing Non-Invasive Aesthetic Category Source: Company quarterly earnings estimates and investor presentations, “MarketsandMarkets” Report Medical Aesthetics Markets Global Forecast to 2020; Internal estimates $0.4 $0.6 $0.7 $1.0 $1.6 $0.3 $0.3 $0.4 $0.4 $0.5 $0.8 $0.9 $1.0 $0.8 $1.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2013 2014 2015 2016E - 2020 Skin Devices Liposuction Devices Non Invasive Body Contouring and Skin Tightening

9 Financial Overview Financing Timing Purchase price of $66.00 per share in cash for all outstanding Cynosure shares, representing a total enterprise value of approximately $1.44 billion Financial Impact Consideration Expected to be immediately accretive to non-GAAP EPS $0.03 - $0.05 for the remainder of FY17 $0.13 - $0.15 in FY18 Expected cost synergies of approximately $25 million by year three following the close Expected high-single-digit ROIC by year five Expected to accelerate top and bottom line growth rates Fully funded with cash on hand, including proceeds from the recently completed blood screening divestiture Pro-forma net leverage ratio expected to be approximately 3.1x Subject to completion of tender offer, including regulatory approvals Expected to close in late March or April of 2017

10 Acquisition of Cynosure February 14, 2017